Exhibit 32


                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350



In connection with the Annual Report of Maui Land & Pineapple Company, Inc. (the "Company") on Form 10-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, David C. Cole and Paul J. Meyer, respectively, the Chairman, President & Chief Executive Officer and Executive Vice President/Finance of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of
section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ DAVID C. COLE
David C. Cole
Chairman, President & Chief Executive Officer



/s/ PAUL J. MEYER
Paul J. Meyer
Executive Vice President/Finance
(Chief Financial Officer)


MARCH 25, 2004
date